NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2025
NET LOSS PER SHARE
Schedule of computation of basic and diluted net loss per share

	Year ended December 31,
	2023	2024	2025
Numerator:
Net loss attributable to ordinary shareholders	(124,812)	(274,121)	(133,969)
Denominator:
Weighted average number of ordinary shares outstanding, basic and diluted	89,100,415	114,318,765	379,914,317
Net loss per share and per ADS, basic and diluted	(1.40)	(2.40)	(0.35)

Schedule of ordinary share equivalents excluded from the computation of diluted net loss per share

	Year ended December 31,
	2023	2024	2025
Preferred shares	198,629,097	184,928,573	—
Share options	703,470	526,711	4,866,897
RSUs	3,788,705	23,820,031	13,215,528
RSAs	2,767,115	106,395	—
Warrants	17,974	—	—
Total	205,906,361	209,381,710	18,082,425